UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2004

Park-Ohio Holdings Corp.

(Exact name of registrant as specified in its charter)

Ohio	000-03134	34-1867219
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

23000 Euclid Avenue
Cleveland, Ohio 44117
(Address of principal executive offices)

(216) 692-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Park-Ohio’s Acquisition of Amcast Industrial Automotive Components Group

On August 23, 2004, the Company announced it had acquired substantially all of the assets of the Automotive Components Group of Amcast Industrial Corporation. The purchase price for the assets acquired was $10 million in cash, plus the assumption of certain operating liabilities. A copy of the Asset Purchase Agreement dated as of August 23, 2004 is attached hereto as Exhibit No. 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

As described in Item 8.01 of this Report, the following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
Number	Description
99.1	Asset Purchase Agreement dated as of August 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park-Ohio Holdings Corp. (Registrant)

Date: August 26, 2004	By:	/s/ Robert D. Vilsack

Secretary

Exhibit Index

Exhibit
Number	Description
99.1	Asset Purchase Agreement dated as of August 23, 2004.